ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
December 14, 2011

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR RESIDENTIAL REIT

ARMOUR Capitalization and Dividend Policy

- **Market Capitalization and Additional Paid-In Capital**
  - Closing price per share $6.91.
  - 93,969,468 shares of common stock outstanding (NYSE: "ARR")(1).
  - Market capitalization of $649.3 million.
  - Additional paid-in capital(2) estimate: $7.12 per share or $669.1 million.

- **Dividend Policy and Taxable REIT Income**
  - ARMOUR pays dividends monthly.
  - Dividends are declared based on estimates of future taxable REIT income.
  - The company estimates that taxable REIT income for the year 2011 will exceed dividends declared and paid.
  - Dividends are reviewed and set each quarter. The Q1 2012 dividend rate will be announced on or before January 3, 2012.

2011 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	28th	July	15th	28th
February	15th	25th	August	15th	30th
March	15th	30th	September	15th	29th
April	15th	28th	October	15th	28th
May	15th	27th	November	15th	29th
June	15th	29th	December	15th	29th

(1) ARR also has 32,500,000 warrants outstanding (NYSE/AMEX: ARR/WS) with a conversion price of $11.00 that expire on November 7, 2013.
(2) Additional paid-in capital is equal to historic book value.

Information as of 12/13/2011.

ARMOUR Targets, Strategy and Governance

Balance Sheet Targets

- ASSETS
  - ARMOUR invests in Agency mortgage securities.
- DURATION
  - Net balance sheet weighted average duration target of 1.5 or less.
- HEDGING
  - Hedge asset and funding rate risk on a minimum of 40% of non-ARM assets.
- LIQUIDITY
  - Hold up to 40% of unlevered equity in cash between prepayment periods.
- LEVERAGE
  - Debt to equity target of 9.0x vs. additional paid-in capital.

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure and other characteristics – to select better performing assets.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR Balance Sheet Highlights

Agency Mortgage Portfolio (billions)	$5.59	796 Separate CUSIPS
Net REPO Borrowings (billions)	$5.20	7.77x debt to additional paid-in capital ratio
Derivatives[(1)] (billions)	$2.90	52.3% of non-true ARMs hedged
		55.8% of REPO borrowing hedged
Gross Asset Duration	1.87	
Net Balance Sheet Duration	-0.12	
Liquidity Total (millions)	$315.0	47.1% of additional paid-in capital
True Cash	$103.0	15.4% of additional paid-in capital
Unlevered Securities	$51.4	7.7% of additional paid-in capital
Short term Agency P&I receivables[(2)]	$160.6	24.0% of additional paid-in capital

Portfolio value is based on independent third-party pricing. Portfolio and liability information are as of 12/12/2011. Portfolio information includes all December 2011 forward settling trades.

(1) Derivatives consist of interest rate swaps and Eurodollar futures.
(2) Receivables consist of $39.2 million due on 12/15/2011, $8.8 million due on 12/20/2011, $98.7 million due on 12/27/2011 and $13.8 million due on 1/17/2012.

ARMOUR Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency Securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan Analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR RESIDENTIAL REIT

ARMOUR Agency Asset Class Composition

ARMOUR Portfolio	Current Value (millions)	Percentage of Total Portfolio	Weighted Average Net/Gross Coupon
ARMs & Hybrids	$ 2,807.7	50.3%	3.73/4.17
Fixed Rates	$ 2,777.3	49.7%	3.97/4.34
Total	**$ 5,585.0**	**100.0%**	**3.85/4.26**

Agency Type	Current Value (millions)	Percentage of Total Portfolio
Fannie Mae	$ 3,658.7	65.5%
Freddie Mac	$ 1,510.4	27.0%
Ginnie Mae	$ 415.9	7.4%
Total	**$ 5,585.0**	**100.0%**

Information as of 12/12/2011.

ARMOUR ARM, Hybrid and Fixed Rate Security Composition

ARM & Hybrid Securities Months to Reset	Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18	$ 38.6	1.4%	3.98/4.61	9
19-36	$ 168.7	6.0%	4.63/5.11	27
37-48	$ 431.6	15.4%	3.79/4.25	41
49-60	$ 243.1	8.7%	3.50/3.92	53
61-84	$ 1,010.3	36.0%	3.56/4.00	73
85-120	$ 915.5	32.6%	3.77/4.20	113
Total	**$ 2,807.7**	**100.0%**	**3.73/4.17**	**76**

Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ 43.5	1.6%	3.64/3.99
Fixed Rates Maturing Beween 121 and 180 Months	$ 2,216.1	79.8%	3.96/4.30
Fixed Rates Maturing Beween 181 and 240 Months	$ 517.7	18.6%	4.03/4.55
Total	**$ 2,777.3**	**100.0%**	**3.97/4.34**

Information as of 12/12/2011.

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class		Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$	2,807.7	104.0%	104.7%	3.73/4.17	1.38
Fixed Rates Maturing in 120 Months or Less	$	43.5	102.7%	105.0%	3.64/3.99	2.38
Fixed Rates Maturing Beween 121 and 180 Months	$	2,216.1	104.3%	105.4%	3.96/4.30	2.06
Fixed Rates Maturing Beween 181 and 240 Months	$	517.7	104.7%	105.1%	4.03/4.55	3.69
Total or Weighted Average	**$**	**5,585.0**	**104.2%**	**105.0%**	**3.85/4.26**	**1.87**

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$	5,585.0	1.87
Derivatives [(1)]	$	2,899.0	-3.94
Net Balance Sheet Duration			**-0.12**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third-party sources.

If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Portfolio information as of 12/12/2011. Derivative Information as of 12/13/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Derivatives Detail

Derivative Type [1]	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swap	0-12 Months	0	$ -	0.00
Interest Rate Swap	13-24 Months	18	$ 40.0	0.72
Interest Rate Swap	25-36 Months	26	$ 270.0	1.11
Interest Rate Swap	37-48 Months	42	$ 905.0	1.12
Interest Rate Swap	49-60 Months	53	$ 1,550.0	1.74
Eurodollar Futures	0-46 Months	27	$ 134.0	1.80
Total or Weighted Average		**45**	**$ 2,899.0**	**1.48**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Active swap counterparties include:
Citibank, N.A., JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 12/13/2011.

ARMOUR Portfolio Constant Prepayment Rates ("CPR")

Monthly Portfolio Constant Prepayment Rate



25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
9.1
9.7
12.5
15.0
19.3
19.9
18.8
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
June-11
July-11
August-11
September-11
October-11
November-11
December-11

December 2011 Agency Asset Class CPR



25
20
15
10
5
0
19.9
7.7
18.1
9.4
18.8
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

	REPO Counter-Party[1]		Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1	RBS Securities Inc.	$	384.4	7.2%	27	36
2	Merrill Lynch, Pierce, Fenner & Smith Inc.	$	379.0	7.1%	41	52
3	UBS Securities LLC	$	360.9	6.8%	59	78
4	BNP Paribas Securities Corp.	$	320.8	6.0%	31	32
5	Mitsubishi UFJ Securities (USA), Inc.	$	320.4	6.0%	40	57
6	South Street Securities LLC	$	316.8	5.9%	31	46
7	Cantor Fitzgerald & Co. Inc.	$	299.6	5.6%	48	52
8	Nomura Securities International, Inc.	$	290.8	5.5%	37	53
9	Deutsche Bank Securities Inc.	$	288.5	5.4%	26	28
10	Goldman, Sachs & Co.	$	288.4	5.4%	30	42
11	Guggenheim Securities, LLC	$	273.3	5.1%	28	58
12	ICBC Financial Services LLC	$	261.4	4.9%	40	52
13	J.P. Morgan Securities LLC	$	216.6	4.1%	28	32
14	The Bank of Nova Scotia	$	211.5	4.0%	71	86
15	ING Financial Markets LLC	$	178.6	3.4%	25	25
16	Daiwa Securities America Inc.	$	166.4	3.1%	51	65
17	CRT Capital Group LLC	$	160.2	3.0%	3	3
18	Mizuho Securities USA Inc.	$	154.1	2.9%	28	29
19	Credit Suisse Securities (USA) LLC	$	125.1	2.3%	32	32
20	Barclays Capital Inc.	$	105.6	2.0%	29	29
21	Citigroup Global Markets Inc.	$	86.2	1.6%	24	28
22	Wells Fargo Bank, N.A.	$	73.4	1.4%	24	25
23	Pierpont Securities LLC	$	65.2	1.2%	33	36
	Total or Weighted Average	**$**	**5,327.2**	**100.0%**	**36**	

Weighted Average Haircut	4.95%
Weighted Average Repo Rate	0.37%

December Paydowns	$	(129.9)
Total REPO after Paydowns	$	5,197.3
Debt to Equity Ratio after Paydowns[2]		7.77

(1) ARMOUR has signed MRAs with 29 counterparties as of 12/13/2011.
(2) Equity defined as additional paid-in capital.

ARMOUR RESIDENTIAL REIT

ARMOUR
RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340